UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 10, 2010

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 10, 2010, Merit Medical Systems, Inc., a Utah corporation (“Merit Medical,” “we,” “us,” “our,”), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”) for the purpose of announcing the completion of its acquisition of BioSphere Medical, Inc., a Delaware corporation (“BioSphere”) via the merger of BioAcquisition Co., a Delaware corporation and wholly-owned subsidiary of Merit Medical (“Merit Subsidiary”), with and into BioSphere, with BioSphere continuing as the surviving company in the merger and becoming a wholly-owned subsidiary of Merit Medical (the “Merger”). On September 16, 2010, Merit Medical filed an Amendment No. 1 to the Initial Report (“Amendment No.1”) for the purposes of filing the press release announcing the Merger, describing a Credit Agreement entered into by Merit Medical in connection with the Merger and providing additional information regarding financial statements and pro forma financial information.  The purpose of this Amendment No. 2 to the Initial Report is to file historical financial statements of BioSphere and pro forma financial information as required by Item 9.01 of Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

The Consolidated Financial Statements of BioSphere as of December 31, 2009 and 2008 and for the three years ended December 31, 2009 and consolidated notes thereto (incorporated by reference to BioSphere’s Form 10-K filed with the Securities and Exchange Commission on March 26, 2010).

The Unaudited Condensed Consolidated Financial Statements of BioSphere as of June 30, 2010 and for the six months ended June 30, 2010 and 2009 and consolidated notes thereto (incorporated by reference to BioSphere’s Form 10-K filed with the Securities and Exchange Commission on August 13, 2010).

(b)  Pro Forma Financial Information

The following Unaudited Pro Forma Combined Condensed Financial Statements are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

i.                  Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 2010

ii.               Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 2009 and the six-month periods ended June 30, 2010

iii.            Notes to the Unaudited Pro Forma Combined Condensed Financial Statements

(d)  Exhibits

2.1           Agreement and Plan of Merger dated May 13, 2010 by and among Merit Medical Systems, Inc., Merit BioAcquisition Co., and BioSphere Medical, Inc. (incorporated by reference to Exhibit 2.1 to Merit Medical’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2010).

10.1         Credit Agreement dated as of September 10, 2010 by and among Merit Medical Systems, Inc. and Wells Fargo Bank, National Association. (previously filed with Amendment No. 1).

23.1         Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (filed herewith).

99.1         Press Release issued by Merit Medical, dated September 13, 2010, entitled “Merit Medical Completes Acquisition of BioSphere Medical.” (previously filed with Amendment No. 1).

99.2         Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 2010 and Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2009 and for the six months ended June 30, 2010 and notes thereto (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: November 22, 2010	By:	/s/ Rashelle Perry
Rashelle Perry
Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger dated May 13, 2010 by and among Merit Medical Systems, Inc., Merit BioAcquisition Co., and BioSphere Medical, Inc. (incorporated by reference to Exhibit 2.1 to Merit Medical’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2010).

10.1	Credit Agreement dated as of September 10, 2010 by and among Merit Medical Systems, Inc. and Wells Fargo Bank, National Association (previously filed with Amendment No. 1).

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (filed herewith).

99.1	Press Release issued by Merit Medical, dated September 13, 2010, entitled “Merit Medical Completes Acquisition of BioSphere Medical.” (previously filed with Amendment No. 1).

99.2

Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 2010 and Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2009 and for the six months ended June 30, 2010 and notes thereto (filed herewith)